UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934.

DATE OF REPORT:  July 17, 2011 (Date of earliest event reported)

ACCREDITED BUSINESS CONSOLIDATORS CORP.
(Exact name of registrant as specified in its charter)

PA                                            0-27182               25-1624305
                                                  (State or other jurisdiction                         (Commission File      IRS Employer
of incorporation)                                      Number)             Identification Number)

219 Bow Road, Suite 3
London, United Kingdom E3 2SJ
(Address of principal executive offices)

+44 (0) 844-774-1772
+44 (0) 844-774-1609 Facsimile
(Registrant's telephone number, including area code)

196 West Ashland, Doylestown, Pennsylvania
(Former Name or Former Address, if changed since last report)

ITEM 8.01 Other Events

The purpose of this filing is to alert shareholders to three events that occurred.

First, effective July 15, 2011, our stock began trading on the Over the Counter Bulletin Board (OTCBB).  Regardless of this listing, we continue to trade electronically on the OTCQB operated by OTC Markets, Inc. (formerly Pink Sheets).  We did not request the OTCBB listing; rather, an independent market maker filed the appropriate forms for us to be listed.  We received no advanced notice of the listing.  We believe that we will continue to be timely with our corporate filings and that we will remain listed on both the OTCBB and the OTCQB systems.

Second, we received information from several shareholders that a website calling itself Penny Stock Rampage claimed that we hired it to conduct stock promotion activities.  The site asserted that we spent $35,000 in promotional fees.  The claim has since been removed from the site.  Nevertheless, we want to make it clear that the Company's policy is not to promote its trading stock.  Nobody involved with the Company has spoken to the persons claiming to operate as Penny Stock Rampage and we specifically disavow any claims on the site.  We note that the site was most likely created by penny stock traders known as "flippers" who make a profit based on movements in small cap stocks.  We caution investors that they should not purchase stock based on discussions on public stock discussion sites or on promotional sites such Penny Stock Rampage.  Over the counter securities are high risk investments.

Third, we notify shareholders that we will be phasing out our mailing addresses in the United States.  Paper-based mail for the Company should be sent to the address in the United Kingdom that is shown on our website, www.accreditedbiz.com . Legal service of process should be made upon ABC Agents, Inc., our commercial registered office provider with a copy being sent by ordinary mail to our United Kingdom location.

We continue to move forward and make progress in our core business activity which is to locate and assist in the development of companies needing administrative assistance to move forward.  Our share structure has not changed and we have not issued any shares of common stock.  The share numbers reflected in our reports with the Securities and Exchange Commission remain accurate and up to date.  We are not engaged in fundraising activities and are financed by our primary shareholder, My Pleasure Ltd.  We will announce developments as they happen.

Pursuant to the requirements of the Securities Exchange Act
of 1934, the registrant has duly caused this report to be
signed on its behalf by the undersigned hereunto duly authorized.

This document contains "forward-looking statements" - that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance and financial condition, and often contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," "see," or "will." Forward-looking statements by their nature address matters that are, to different degrees, uncertain. These uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements.

Dated:   July 17, 2011

ACCREDITED BUSINESS CONSOLIDATORS CORP.

By: /s/ Andy William
Andy William
Vice President

          Twitter:  accreditedbiz
          web:  www.accreditedbiz.com
          fax:  +44 (0) 844-774-1609